Exhibit 10.24

E05

MASTER INSTALLMENT PAYMENT AGREEMENT

dated as of December 10, 2012 by and between

Payee:	PNC Equipment Finance, LLC	and	Obligor:	Crocs, Inc.
	995 Dalton Avenue			7477 East Dry Creek
	Cincinnati, OH 45203			Niwot, CO 80503

	Contact: Contract Administration Phone: (866)596-5131			Contact: Mario Pasquale Phone: (303)848-7576

1. FINANCING. Payee agrees to finance to Obligor, and Obligor agrees to pay to Payee, the software and services(which services may include but not be limited to third party costs incurred to design, install and implement software systems, and training of Obligor personnel), and associated hardware (collectively the “Licensed Software”) described in one or more schedules to this Master Installment Payment Agreement (the “Master IPA”). Each such schedule incorporates by reference the terms and conditions set forth in this Master IPA and constitutes a separate schedule (the “Schedule”). The financing of Licensed software under each Schedule shall be for such term and such Payments as may be agreed to by execution of the Schedules, and this Master IPA shall control and be effective as to all such Schedules, the same as though set forth therein unless expressly amended or modified in writing for particular Schedules.

2. TERM AND PAYMENT. The term (“Term”) for each Schedule shall be for the period specified in the applicable Schedule, and Obligor shall pay Payee, throughout the Term for the use of the Licensed Software, the Payment specified in the applicable Schedule. The Term and Payment with respect to the Licensed Software shall commence as set out in the applicable Schedule. The term “Payment” as used herein shall mean and include all amounts payable by Obligor to Payee hereunder.

3. LATE CHARGES. Time is of the essence in each Schedule. If any Payment or other amount due under any Schedule is not paid within ten days after the due date thereof, Payee shall have the right to add and collect and Obligor agrees to pay a late charge on, and in addition to, such unpaid Payment for each month or part thereof that such Payment remains unpaid or other charges, an amount equal to five percent of such unpaid Payment or a lesser amount if established by any state or federal statute applicable thereto, provided that such late charge shall not begin to accrue until such payment is at least ten (10) days past due.

4. DISCLAIMER OF WARRANTIES. Obligor acknowledges that Payee is not the manufacturer, developer or reseller of the Licensed Software, nor the developer’s agent, and Obligor represents that Obligor has selected the Licensed Software financed hereunder based upon Obligor’s judgment prior to having requested Payee to finance the Licensed Software, and Obligor agrees that as between Payee and Obligor, the Licensed Software financed hereunder is of a design, scope, fitness and capacity selected by Obligor and that Obligor is satisfied that the same is suitable and fit for its intended purposes. OBLIGOR FURTHER AGREES THAT PAYEE HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO SUITABILITY, DURABILITY, FITNESS FOR USE AND MERCHANTABILITY OF ANY SUCH LICENSED SOFTWARE, THE PURPOSES AND USES OF THE LICENSED SOFTWARE, THE CHARACTERIZATION OF THE MASTER IPA OR ANY SCHEDULE FOR TAX, ACCOUNTING OR OTHER PURPOSES, COMPLIANCE OF THE LICENSED SOFTWARE WITH APPLICABLE GOVERNMENTAL REQUIREMENTS, OR OTHERWISE. Obligor specifically waives all rights to make claim against Payee herein for breach of any warranty of any kind whatsoever. Notwithstanding the foregoing, Obligor shall be entitled to the benefit of any applicable developer’s warranties received by Payee and to the extent assignable, and Payee hereby assigns such warranties to Obligor for the term of the applicable Schedule. Payee shall take such actions as may reasonably be necessary to assign such warranties to Obligor. Payee shall not be liable to Obligor for any loss, damage or expense of any kind or nature caused directly or Indirectly by any Licensed Software financed hereunder or for the use or maintenance thereof, or for the failure of operations thereof, or for the repairs, service or adjustment thereto, or by any delay or failure to provide any thereof, or by any interruption of service or loss of use thereof or for any loss of business or any other damage whatsoever and howsoever caused. No defect or unfitness of the Licensed Software shall relieve Obligor of the obligation to pay any Payment, or to perform any other obligation under this Master IPA or any Schedule.

5. USE, OPERATION AND MAINTENANCE. Obligor shall use the Licensed Software In the manner for which it was designed and intended, solely for Obligor’s business purposes, in accordance with all developer manuals and instructions and in compliance with all applicable laws, regulations and orders. Obligor, at Obligor’s own cost and expense, shall keep the Licensed Software In good condition and working order, and shall furnish and perform all mandatory service, maintenance, upgrades and devices required by the provider of the Licensed Software and necessary to comply with applicable industry standards. All upgrades and improvements at any time made to or placed upon the Licensed Software shall become security for the Payee. Obligor may make such alterations, modifications or improvements to the Licensed Software as Obligor may reasonably deem desirable in the conduct of its business; provided the same shall not diminish the value or utility of the Licensed Software, or cause the loss of any warranty thereon or any certification necessary for the maintenance thereof. Payee acknowledges that any data files shall be and remain the property of Obligor.

OBLIGOR SHALL KEEP THE LICENSED SOFTWARE FREE AND CLEAR FROM ALL LIENS, CHARGES, ENCUMBRANCES, LEGAL PROCESS AND CLAIMS. OBLIGOR SHALL NOT ASSIGN, SUBLET, HYPOTHECATE, SELL, TRANSFER OR PART WITH POSSESSION OF THE LICENSED SOFTWARE OR ANY INTEREST IN A SCHEDULE, AND ANY ATTEMPT TO DO SO SHALL BE NULL AND VOID AND SHALL CONSTITUTE A DEFAULT HEREUNDER. NEITHER THIS MASTER IPA, NOR ANY SCHEDULE, NOR ANY INTEREST IN THE LICENSED SOFTWARE IS ASSIGNABLE OR TRANSFERABLE BY OBLIGOR BY OPERATION OF LAW. OBLIGOR AGREES NOT TO WAIVE ITS RIGHT TO USE AND POSSESS THE LICENSED SOFTWARE IN FAVOR OF ANY PARTY OTHER THAN PAYEE AND FURTHER AGREES NOT TO ABANDON THE LICENSED SOFTWARE TO ANY PARTY OTHER THAN PAYEE. SO LONG AS OBLIGOR FAITHFULLY PERFORMS AND MEETS EACH AND EVERY MATERIAL TERM AND CONDITION TO BE PERFORMED OR MET BY OBLIGOR UNDER THIS MASTER IPA, OBLIGOR’S QUIET AND PEACEFUL POSSESSION OF THE LICENSED SOFTWARE WILL NOT BE DISTURBED BY PAYEE OR ANYONE CLAIMING BY, THROUGH OR ON BEHALF OF PAYEE.

6. SECURITY INTEREST. To secure the prompt payment of all amounts due and payable under this Master IPA and each Schedule, Obligor hereby grants to Payee a first priority security interest in the Licensed Software described in each Schedule, together with all attachments, replacements, substitutions and additions thereto, whenever acquired, the proceeds thereof (including any insurance proceeds) and any other property described in any applicable financing statement filed in connection with each such Schedule. Obligor authorizes Payee to file a financing statement or other documents deemed necessary to protect and continue Payee’s right and interest with respect to the Licensed Software. Obligor shall not permit a lien, security interest, claim or encumbrance to be placed upon the Licensed Software other than liens granted pursuant to the Cross Collateralization Agreement among Obligor, Payee and PNC Bank, National Association. Obligor shall provide Payee with a waiver of interest or lines, claims or encumbrances from any party claiming an interest in the Licensed Software. Payee shall have the right twice a year during normal business hours, with reasonable notice, to enter upon Obligor’s premises or elsewhere for the purpose of confirming the existence and proper maintenance of the Licensed Software.

7. TAXES. To the extent not financed in the Payments, Obligor shall promptly reimburse Payee for, or shall pay directly if so requested by Payee, as an additional Payment, all taxes, charges and fees which may now or hereafter be imposed or levied by any governmental body or agency upon or in connection with the use, license, financing, possession or location of the Licensed Software or otherwise in connection with the transactions contemplated by this Master IPA, excluding, however, ail taxes on or measured by the net income of Payee, and shall keep the Licensed Software free and clear of all levies, liens or encumbrances arising therefrom. Obligor shall file, as party responsible for payment of tax, all fax returns relating to the Licensed Software unless otherwise provided in writing. Obligor shall promptly reimburse Payee in full for all taxes levied on or assessed against the Licensed Software during the Term. Failure of Obligor to promptly pay amounts due hereunder shall be the same as failure to pay any Payment. If Obligor is requested by Payee to file any returns or remit payments directly to any governmental body or agency as provided for hereunder, Obligor shall provide proof of said filing or payment to Payee upon request.

8. LOSS OR DAMAGE OF LICENSED SOFTWARE. Obligor hereby assumes and shall bear the risk of loss or destruction of or damage to the Licensed Software from any and every cause whatsoever, whether or not insured, until the end of the Term. No such loss or damage shall impair any obligation of Obligor under this Master IPA, which shall continue in full force and effect. In event of damage to or theft, loss or destruction of the Licensed Software, Obligor shall promptly notify Payee in writing of such fact and of all details with respect thereto, and shall, within thirty (30) days of such event, at Payee’s option, (a) place the same in good condition and working order or, (b) Obligor shall have the option to, at Obligor’s expense, substitute replacement software or hardware (or any item thereof) of the Identical Manufacture (“Identical Manufacture” shall be, for specialized or custom software, the same provider that developed the software; for non-specialized software (such as desktop operating systems) or standard hardware (such as servers or laptops) “Identical Manufacture” shall be properly of an identical or improved configuration as the property being replaced), in good repair, condition and working order and provide a valid first perfected security interest to such replacement property to Payee, whereupon such property shall be subject to the applicable Schedule and be deemed the Licensed Software for purposes hereof; or, (c) pay Payee an amount equal to the sum of all Payments accrued to the date of such payment, plus the Stipulated Loss Value for the Licensed Software. The Stipulated Loss Value of the Licensed Software or any item of Licensed Software as of any particular computation date shall mean an amount determined by multiplying the original cost of the item of Licensed software by the appropriate percentage specified in Exhibit A, attached to the applicable Schedule, opposite the date on which the next immediately succeeding installment of Rent is to be paid, The Stipulated Loss Value shall not be pro-rated. Upon the payment of the above amounts the Schedule shall terminate, except for Obligors duties under Section 10 hereof, solely with respect to the Licensed Software (or any item thereof) for which such payment is received by Payee. Upon payment of the amount set forth in (c), the Payment for such Schedule shall be reduced proportionately. Any insurance proceeds received with respect to the Licensed Software (or any item thereof) shall be applied, in the event option (c) is elected, in reduction of the then unpaid obligations, including the Stipulated Loss Value, of Obligor to Payee, if not already paid by Obligor, or, if already paid by Obligor, to reimburse Obligor for such payment, or, in the event option (a) or (b) is elected, to reimburse Obligor for the costs of repairing, restoring or replacing the Licensed Software (or any item thereof) upon receipt by Payee of evidence, reasonably satisfactory to Payee, that such repair, restoration or replacement has been completed, and an invoice therefor.

9. OBLIGOR INDEMNITY. Obligor assumes liability for and shall indemnify, save, hold harmless (and, if requested by Payee, defend) Payee, Its officers,directors, employees, agents or assignees from and against any and all claims, actions, suits or proceedings of any kind and nature whatsoever, including all damages, liabilities, penalties, costs, expenses and legal fees except to the extent of the gross negligence or willful misconduct of Payee (hereinafter “Claim(s)”) based on, arising out of, connected with or resulting from this Master IPA or any Schedule or the Licensed Software, including without limitation the development, selection, purchase, delivery, acceptance, rejection, possession, use or operation of the Licensed Software and claims by third parties resulting from or relating to ownership, return or disposition of the Licensed Software, and including without limitation Claims arising in contract or tort (including negligence, strict liability or otherwise), arising out of latent defects (regardless of whether the same are discoverable by Payee or Obligor) or arising out of any trademark, patent or copyright infringement. If any Claim is made against Obligor or Payee, the party receiving notice of such Claim shall promptly notify the other, but the failure of such person receiving notice so to notify the other shall not relieve Obligor of any obligation hereunder.

10. DEFAULT AND REMEDIES, (a) Obligor shall be in default hereunder if: (i) Obligor fails to pay any Payment or any other payment required hereunder within ten (10) days of the due date thereof; (ii) Obligor fails to observe, keep or perform any other term or condition of this Master IPA or a Schedule and such failure continues for thirty days following receipt of written notice thereof from Payee; (iii) any representation or warranty made by Obligor herein or in any document delivered to Payee in connection herewith shall prove to be false or misleading in any material respect; (iv) Obligor defaults under any other material obligation to Payee, provided that Obligor shall have thirty (30) days after notice of such default, or such longer period of time as may be necessary to cure such default so long as Obligor commences to cure such default within such thirty (30) day period and thereafter uses commercially reasonable efforts to pursue such cure; (v) Obligor or any guarantor becomes insolvent, dissolves, or assigns its assets for the benefit of creditors, or enters any bankruptcy or reorganization proceeding; (vi) any guarantor of the Master IPA dies or does not perform its obligations under the guaranty; (vii) Obligor undergoes a change in ownership or control of any type, that in the Payee’s reasonable judgment, results in a deterioration of Obligor’s creditworthiness; and/or (vii) Obligor defaults on any obligation owed to PNC Bank, National Association, including but not limited to those obligations set forth in the Cross Collateralization Agreement. (b) If Obligor is in default, Payee shall have the right to take any one or more of the following actions: (i) cancel or terminate any or all Schedules or any other agreements that Payee has entered into with Obligor; (ii) proceed by appropriate court action or actions at law or in equity to enforce performance by Obligor of the terms and conditions of this Master IPA or any defaulted Schedule and/or recover damages for the breach thereof; (iii) by written notice to Obligor, which notice shall apply to all Schedules hereunder except as specifically excluded therefrom by Payee, declare due and payable, and Obligor shall without further demand, forthwith pay to Payee an amount equal to any unpaid Payment then due as of the date of such notice plus, as liquidated damages or loss of the bargain and not as a penalty, an amount equal to the Stipulated Loss Value; and/or (iv) exercise any other right or remedy available at law or in equity. Payee shall also have the right to authorize the developer of the Licensed Software to terminate access to the Licensed Software, free from all claims by Obligor. Termination of the Licensed Software shall not constitute a termination of this Master IPA or any Schedule unless Payee so notifies

Obligor in writing. With respect to Licensed Software terminated by Payee, Obligor acknowledges that Payee does not have any right to re license or sublicense the Licensed Software, (c) Obligor shall be liable for all reasonable and documented legal and collection fees, costs and expenses arising from Obligor’s default and the exercise of Payee’s remedies hereunder, including costs of termination of the Licensed Software. (d) In the event that any court of competent jurisdiction determines that any provision of this Section is invalid or unenforceable in whole or In part, such determination shall not prohibit Payee from establishing its damages sustained as a result of any breach of the Master IPA or any Schedule in any action or proceeding in which Payee seeks to recover such damages. Any termination of the Licensed Software shall not bar an action for damages for breach of any Schedule, as hereinabove provided, and the bringing of an action or the entry of judgment against Obligor shall not bar Payee’s right to terminate the Licensed Software. No express or implied waiver by Payee of any default shall in any way be, or be construed to be, a continuing waiver or a waiver of any future or subsequent default.

11. CROSS TERMINATION. This Master IPA and any Schedule shall automatically terminate, and Obligor shall pay any and all remaining obligations under this Master IPA and any Schedule as set forth in Section 8(c) of this Master IPA, in the event that the Revolver entered into between Obligor and PNC Bank, National Association, terminates for any reason. The payments under this Section shall be made upon the same date as the termination

12. FURTHER ASSURANCES. Obligor agrees, at the request of Payee, to execute and deliver to Payee any reasonable financing statements, fixture filings or other instruments necessary for expedient filing, recording or perfecting the interest and title of Payee in this Master IPA, any Schedule and the Licensed Software, agrees that a copy of this Master IPA and any Schedule may be so filed, and agrees that all costs incurred in connection therewith (including, without limitation, filing fees and taxes) shall be paid by Obligor, and agrees to promptly, at Obligor’s expense, deliver such other reasonable documents and assurances, and take such further action as Payee may request, in order to effectively carry out the intent and purpose of this Master IPA and Schedules. Additionally, Obligor agrees that where permitted by law, a copy of the financing statement may be filed in lieu of the original, in the event that Obligor is no longer a publicly traded entity, Obligor shall, as soon as practicable, deliver to Payee, Obligor’s future financial information in a form reasonably acceptable to Payee. Obligor’s covenants, representations, warranties and indemnities contained in Sections 7, 10, and 14 hereof are made for the benefit of Payee and shall survive, remain in full force and effect and be enforceable after the expiration or termination of this Master IPA or all Schedules for any reason.

13. ACCEPTANCE OF LICENSED SOFTWARE: NON CANCELABLE. Obligor’s acceptance of the Licensed Software shall be conclusively and irrevocably evidenced by Obligor signing the Certificate of Acceptance in the form provided or requested by Payee and upon acceptance, the Schedules shall be noncancelable for the applicable Term. If Obligor cancels or terminates a Schedule after its execution and prior to delivery of the Licensed Software or if obligor fails or refuses to sign the Certificate of Acceptance as to all or any part of the Licensed Software within a reasonable time, not to exceed ten days, after the Licensed Software has been delivered, in which event Obligor will be deemed to have cancelled the Schedule, Obligor shall automatically assume all of Payee’s license payment obligations for the Licensed Software and Obligor agrees to indemnify and defend Payee from any claims, including any demand for payment of the license payment price for the Licensed Software, by the developer or seller of the Licensed Software.

14. ASSIGNMENT. Obligor acknowledges and agrees that Payee may, at any time, with notice to and the prior written consent of Obligor, which consent shall be neither unreasonably withheld or delayed, sell, grant a security interest in or assign its rights but not its obligations under any Schedule. Such assignee may re—assign, sell or grant a security interest in the assigned Schedule without notice to Obligor. Any such assignee or transferee shall have and be entitled to exercise any and all rights and powers of Payee under the assigned Schedule, but such assignee shall not be obligated to perform any of the obligations of Payee hereunder other than Payee’s obligation not to disturb Obligor’s quiet and peaceful possession of the Licensed Software and unrestricted use thereof for its intended purpose during the term thereof and for as long as Obligor is not in default of any of the provisions hereof.

Without limiting the foregoing, Obligor further acknowledges and agrees that in the event Obligor receives written notice of, and consents to, an assignment from Payee, Obligor will pay all Payments and any and all other amounts payable by Obligor under any Schedule to such assignee or as instructed by Payee, notwithstanding any defense or claim of whatever nature, whether by reason of breach of such Schedule or otherwise which it may now or hereafter have as against Payee (Obligor reserving Its right to make claims directly against Payee).

15. REPRESENTATIONS AND WARRANTIES. Obligor represents and warrants to Payee that: (i) the making of this Master IPA and any Schedule thereto executed by Obligor are duly authorized on the part of Obligor and upon execution thereof by Obligor and Payee they shall constitute valid obligations binding upon, and enforceable against, Obligor; (ii) neither the making of this Master IPA or any Schedule, nor the due performance thereof by Obligor, including the commitment and payment of the Payments, shall result in any breach of, or constitute a default under, or violation of, Obligor’s certificate of incorporation, by-laws, or any agreement to which Obligor is a party or by which Obligor is bound; (iii) Obligor Is In good standing in its state of incorporation and in any jurisdiction where the Licensed Software is located, and is entitled to own properties and to carry on business therein; and (iv) no approval, consent or withholding of objection is required from any governmental authority or entity with respect to the entering into, or performance of this Master IPA or any Schedules by Obligor.

Obligor shall provide Payee a Certified Copy of its Corporate Resolutions and or a Certificate of Incumbency in the form provided by Payee or such other form that Payee deems acceptable.

Payee has the power to enter Into this Master IPA and any Schedules, and its execution has been duly authorized by all necessary corporate action on the part of the Payee. Payee is duly and validly organized and existing in good standing under the laws of the state of Indiana and has all power and authority to own its properties and carry on its business in the places where such properties are located and such business is conducted.

16. NOTICES. Any notice required or given hereunder shall be deemed properly given when provided in writing (i) three (3) business days after mailed first class, overnight, or certified mail, return receipt requested, postage prepaid, addressed to the designated recipient at its address set forth at the heading hereof or such other address as such party may advise by notice given in accordance with this provision or (ii) upon receipt by the party to whom addressed in writing by personal delivery, commercial courier service, fax or other means which provides a permanent record of the delivery of such notice.

17. DOCUMENTATION. Except for the Payments set forth in the applicable Schedules, for which invoices are provided as an accommodation to Obligor and not as a condition precedent to payment, Payee shall use its best efforts to provide Obligor with reasonable documentation, including, statements, tax bills and/or invoices, evidencing payment obligations or reimbursement due to Payee pursuant to the terms of this Master IPA.

18. OBLIGOR’S OBLIGATIONS UNCONDITIONAL: NO OFFSET. Each Schedule is a net obligation and except as expressly provided for therein, the Obligor shall not be entitled to any abatement or reduction of any Payment and Obligor hereby agrees that Obligor’s obligation to pay all Payments and other amounts thereunder shall be absolute and unconditional under all circumstances.

19. GOVERNING LAW AND ARTICLE 2A WAIVER. This Master IPA and any Schedules thereto are entered Into, under and shall be construed in accordance with, and governed by, the laws of the State of Ohio without giving effect to its conflicts of laws principles. The State of Ohio shall have exclusive jurisdiction over any action or proceeding brought to enforce or interpret this Master IPA or otherwise in connection therewith. OBLIGOR AND PAYEE EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, OBLIGOR WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON AN OBLIGOR BY SECTIONS 508-522 OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.

20. MISCELLANEOUS. The captions of this Master IPA are for convenience only and shall not be read to define or limit the intent of the provision which follows such captions. This Master IPA contains the entire agreement and understanding between Payee and Obligor relating to the subject matter hereof. Any variation or modification hereof and any waiver of any of the provisions or conditions hereof shall not be valid unless in writing signed by an authorized representative of the parties hereto. Any provision of this Master IPA which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Payee’s failure at any time to require strict performance by Obligor or any of the provisions hereof shall not waive or diminish Payee’s right thereafter to demand strict compliance therewith or with any other provision. The term ‘‘Obligor” as used herein shall mean and include any and all Obligors who have signed this Master IPA or any Schedule, each of whom shall be jointly and severally bound thereby.

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E2

CERTIFICATION OF SECRETARY

The undersigned, duly elected and acting as Corporate Secretary or Assistant Secretary of Crocs, Inc. (“Obligor”) hereby certifies in his capacity as an officer of Obligor and not in his individual capacity:

1. That he/she has the power and authority to execute this Certification of Secretary on behalf of Obligor.

2. That the following named person(s) are authorized representatives of the Obligor in the capacity set forth opposite each of their names and that each of their signatures are genuine and correct.

3. That, as of the date hereof, the following named person(s) each have proper corporate power and authority to execute and deliver the Master Installment Payment Agreement dated December 10, 2012 between Obligor and PNC Equipment Finance, LLC, any schedules pursuant thereto and any other related documents.

Name (print)	Title	Signature

Mario M. Pasquale	Treasury Director

Dave Fargnoli	VP Finance

Jeffrey J. Lasher	Chief Financial Officer

NOTE: THE CORPORATE SECRETARY OR ASSISTANT SECRETARY OF THE ORGANIZATION MUST SIGN THIS CERTIFICATE AUTHORIZING THE SIGNER TO SIGN.

I hereby attest that this information is true and correct as of this      day of                      , 2012.

Obligor:	Crocs, Inc.

Signature of Corporate Secretary or Assistant Secretary

Daniel P. Hart
Print Name

Secretary
Title

E01

Automated Clearing House (ACH)

Customer Name: Crocs, Inc.

Anticipated First Date of Withdrawal:

Depository Account Information:

☒	Checking ☐ Savings

Account Number:	10288-65844

Routing / ABA #:	043-000-096

Name on Checking / Savings Account:	Crocs Inc.

Bank Name:	PNC Bank NA

Bank Address:

Note: A voided check must accompany this form to properly set up your account for

ACH.

Installment Payment Agreement Information:

☒	New Installment Payment Agreement

☐	Existing Installment Payment Agreement

Installment Payment Agreement Number 169159000

Customer hereby authorizes PNC Equipment Finance, LLC (“PNC”) to initiate automated clearing house (“ACH”) debit and credit entries in connection with payments to and/or advances from Customer’s specified installment payment agreement account (including any payments due for prorated or interim rent, any security deposit, sates or property taxes, insurance charges, and documentation fees), all as indicated above, and to initiate, if necessary, additional entries and adjustments for any entries initialed In error, to Customer’s deposit account (the “Account”) at the depositary bank as indicated above (“Depository”). Customer acknowledges that the origination or ACH transactions to the Account must comply with the provisions of U.S. Law, Customer agrees to be bound by and comply with the Rules of the National Automated Clearing House Association as they may be In effect from time to time. This authority will remain in full force and effect until PNC has received written notification from Customer of its termination, in such time and In such manner as to afford PNC and Depository a reasonable opportunity to act on it.

17 December 2012

Authorized Signer	Date
Mario M. Pasquale
Printed Name

THIS MASTER IPA IS A NON-CANCELABLE FINANCING, SUBJECT TO THE TERMS AND CONDITIONS WRITTEN ABOVE WHICH OBLIGOR ACKNOWLEDGES HAVING READ. THIS MASTER IPA SHALL BE EFFECTIVE UPON EXECUTION BY OBLIGOR AND PAYEE.

Crocs, Inc.	PNC Equipment Finance, LLC

Authorized Signature	Authorized Signature

Jeffrey J. Lasher
Printed Name	Printed Name

Chief Financial Officer
Title	Title

17 December 2012
Date Accepted	Date Accepted

E28

E28

EXHIBIT A

SCHEDULE NO. 169159000

This Schedule (“Schedule”) dated and effective as of the 10th day of December, 2012, is attached to and governed by the terms and provisions of the Master Installment Payment Agreement dated December 10, 2012 (“MIPA”), by and between PNC Equipment Finance, LLC (“Payee”) and Crocs, Inc. (“Obligor”).

All the terms used herein which are defined in the MIPA shall have the same meaning herein.

1. The Software Licenses financed hereunder is as follows:

Licensed Software per the attached Software License and	$6,328,601.00
Support Agreement, dated June 29, 2012
State Tax	$183,529.43
Local Tax	$69,614.61

2. Location Address:    7477 East Dry Creek Parkway, Niwot, CO 80503

Finance Terms:
Initial Term:	48 Months
Commencement Date:
Payment:	Sixteen (16) Quarterly Payments of $431,885.83 payable in Advance (applicable sales tax financed)

Total Financed Cost: $6,581,745.04 (the amounts listed do include applicable Sales Tax)

Obligor has requested and hereby expressly directs PNC Equipment Finance, LLC to pay the total amount due to Obligor when PNC Equipment Finance, LLC receives the Product Provider’s(s’) invoice.

3. The Term of the financing of the Licensed Software shall commence upon the Commencement Date listed above (the “Commencement Date”) and shall continue until expiration of the number of payment periods specified above after the Commencement Date. Obligor hereby authorizes Payee to insert the Commencement Date upon its receipt of the Certificate of Acceptance. Notwithstanding anything to the contrary expressed herein, payments in the amount specified above, plus applicable taxes, shall be due 30 days from the Commencement Date, and on the same day of each and every consecutive payment period thereafter for the Term of the Schedule. All Payments shall be due and payable to Payee at such place as Payee shall designate in writing.

IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be duly executed on the date set forth below by their authorized representatives.

THIS SCHEDULE CANNOT BE CANCELLED

OBLIGOR: Crocs, Inc.	PAYEE: PNC Equipment Finance, LLC

Authorized Signature	Authorized Signature

Jeffrey J. Lasher
Printed Name	Printed Name

Chief Financial Officer
Title	Title